EQUIPMENT	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
EQUIPMENT

6.	EQUIPMENT

Equipment
$
Cost
Balance, December 31, 2022	1,298,703
Additions	1,021,572
Balance, December 31, 2023	2,320,275
Additions	181,094
Impairment	(772,174)
Assets written off	(162,686)
Balance, December 31, 2024	1,566,509

Accumulated Amortization
Balance, December 31, 2022	190,712
Amortization	411,568
Balance, December 31, 2023	602,280
Amortization	438,441
Assets written off	(130,653)
Balance, December 31, 2024	910,068

Carrying value
As at December 31, 2023	1,717,995
As at December 31, 2024	656,441

Equipment is comprised primarily of system analyzers and system hardware leased to earn revenues. Amortization of equipment included in cost of sales was $435,304 during the year ended December 31, 2024 (2023 - $409,221). Amortization of equipment included in operating expenses was $3,137 during the year ended December 31, 2024 (2023 - $2,347). The Company discontinued the use of certain equipment and recognized a loss on disposition of $32,033 during the year ended December 31, 2024 (2023 - $Nil).

During the year, management determined that the agreement with the Company’s major customer would not be renewed and expire on March 31, 2025. The loss of this major customer was expected to significantly impact the Company’s revenue and financial position in the near term. As a consequence, the Company performed an impairment test. The Company recognized and determined the recoverable amount to be $656,441 using the value in use method. The Company applied a risk-adjusted discount rate of 50% in its impairment test. The Company recognized an impairment of $772,174 related to system analyzers and system hardware during the year ended December 31, 2024 (2023 - $Nil). The Company has impaired 100% of the equipment expected to be idle.

Avricore Health Inc.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2024, 2023 and 2022

(Expressed in Canadian Dollars)